N-CSR Exhibit for Item 13(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Armando Senra, certify that:

1.            I have reviewed this report on Form N-CSR of iShares Trust for the following fifty-six series: iShares Adaptive Currency Hedged MSCI EAFE ETF, iShares China Large-Cap ETF, iShares Cloud 5G and Tech ETF, iShares Core Aggressive Allocation ETF, iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Moderate Allocation ETF, iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI International Developed Markets ETF, iShares Core MSCI Pacific ETF, iShares Core MSCI Total International Stock ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares Cybersecurity and Tech ETF, iShares ESG Aware Aggressive Allocation ETF, iShares ESG Aware Conservative Allocation ETF, iShares ESG Aware Growth Allocation ETF, iShares ESG Aware Moderate Allocation ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF, iShares Morningstar Multi-Asset Income ETF, iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI China A ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Growth ETF, iShares MSCI EAFE Min Vol Factor ETF (Formerly, iShares Edge MSCI Min Vol EAFE ETF), iShares MSCI EAFE Small-Cap ETF, iShares MSCI EAFE Value ETF, iShares MSCI Europe Financials ETF, iShares MSCI Europe Small-Cap ETF, iShares MSCI Global Multifactor ETF (Formerly, iShares Edge MSCI Multifactor Global ETF), iShares MSCI Intl Momentum Factor ETF (Formerly, iShares Edge MSCI Intl Momentum Factor ETF), iShares MSCI Intl Multifactor ETF (Formerly, iShares Edge MSCI Multifactor Intl ETF), iShares MSCI Intl Quality Factor ETF (Formerly, iShares Edge MSCI Intl Quality Factor ETF), iShares MSCI Intl Size Factor ETF (Formerly, iShares Edge MSCI Intl Size Factor ETF), iShares MSCI Intl Small-Cap Multifactor ETF (Formerly, iShares Edge MSCI Multifactor Intl Small-Cap ETF), iShares MSCI Intl Value Factor ETF (Formerly, iShares Edge MSCI Intl Value Factor ETF), iShares MSCI Kokusai ETF, iShares MSCI USA Mid-Cap Multifactor ETF (Formerly, iShares Edge MSCI Multifactor USA Mid-Cap ETF), iShares MSCI USA Min Vol Factor ETF (Formerly, iShares Edge MSCI Min Vol USA ETF), iShares MSCI USA Momentum Factor ETF (Formerly, iShares Edge MSCI USA Momentum Factor ETF), iShares MSCI USA Multifactor ETF (Formerly, iShares Edge MSCI Multifactor USA ETF), iShares MSCI USA Quality Factor ETF (Formerly, iShares Edge MSCI USA Quality Factor ETF), iShares MSCI USA Size Factor ETF (Formerly, iShares Edge MSCI USA Size Factor ETF), iShares MSCI USA Small-Cap Min Vol Factor ETF (Formerly, iShares Edge MSCI Min Vol USA Small-Cap ETF), iShares MSCI USA Small-Cap Multifactor ETF (Formerly, iShares Edge MSCI Multifactor USA Small-Cap ETF), iShares MSCI USA Value Factor ETF (Formerly, iShares Edge MSCI USA Value Factor ETF), iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF, iShares U.S. Tech Breakthrough Multisector ETF and iShares Virtual Work and Life Multisector ETF;

2.            Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.            Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.            The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)            Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)            Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)            Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)            Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.            The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)            All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)            Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	October 01, 2021	/s/ Armando Senra	President (Principal Executive Officer)
		Armando Senra [Signature]	[Title]

N-CSR Exhibit for Item 13(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Trent Walker, certify that:

1.            I have reviewed this report on Form N-CSR of iShares Trust for the following fifty-six series: iShares Adaptive Currency Hedged MSCI EAFE ETF, iShares China Large-Cap ETF, iShares Cloud 5G and Tech ETF, iShares Core Aggressive Allocation ETF, iShares Core Conservative Allocation ETF, iShares Core Growth Allocation ETF, iShares Core Moderate Allocation ETF, iShares Core MSCI EAFE ETF, iShares Core MSCI Europe ETF, iShares Core MSCI International Developed Markets ETF, iShares Core MSCI Pacific ETF, iShares Core MSCI Total International Stock ETF, iShares Currency Hedged MSCI ACWI ex U.S. ETF, iShares Currency Hedged MSCI EAFE ETF, iShares Currency Hedged MSCI EAFE Small-Cap ETF, iShares Cybersecurity and Tech ETF, iShares ESG Aware Aggressive Allocation ETF, iShares ESG Aware Conservative Allocation ETF, iShares ESG Aware Growth Allocation ETF, iShares ESG Aware Moderate Allocation ETF, iShares Exponential Technologies ETF, iShares Genomics Immunology and Healthcare ETF, iShares Morningstar Multi-Asset Income ETF, iShares MSCI ACWI ETF, iShares MSCI ACWI ex U.S. ETF, iShares MSCI ACWI Low Carbon Target ETF, iShares MSCI All Country Asia ex Japan ETF, iShares MSCI China A ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Growth ETF, iShares MSCI EAFE Min Vol Factor ETF (Formerly, iShares Edge MSCI Min Vol EAFE ETF), iShares MSCI EAFE Small-Cap ETF, iShares MSCI EAFE Value ETF, iShares MSCI Europe Financials ETF, iShares MSCI Europe Small-Cap ETF, iShares MSCI Global Multifactor ETF (Formerly, iShares Edge MSCI Multifactor Global ETF), iShares MSCI Intl Momentum Factor ETF (Formerly, iShares Edge MSCI Intl Momentum Factor ETF), iShares MSCI Intl Multifactor ETF (Formerly, iShares Edge MSCI Multifactor Intl ETF), iShares MSCI Intl Quality Factor ETF (Formerly, iShares Edge MSCI Intl Quality Factor ETF), iShares MSCI Intl Size Factor ETF (Formerly, iShares Edge MSCI Intl Size Factor ETF), iShares MSCI Intl Small-Cap Multifactor ETF (Formerly, iShares Edge MSCI Multifactor Intl Small-Cap ETF), iShares MSCI Intl Value Factor ETF (Formerly, iShares Edge MSCI Intl Value Factor ETF), iShares MSCI Kokusai ETF, iShares MSCI USA Mid-Cap Multifactor ETF (Formerly, iShares Edge MSCI Multifactor USA Mid-Cap ETF), iShares MSCI USA Min Vol Factor ETF (Formerly, iShares Edge MSCI Min Vol USA ETF), iShares MSCI USA Momentum Factor ETF (Formerly, iShares Edge MSCI USA Momentum Factor ETF), iShares MSCI USA Multifactor ETF (Formerly, iShares Edge MSCI Multifactor USA ETF), iShares MSCI USA Quality Factor ETF (Formerly, iShares Edge MSCI USA Quality Factor ETF), iShares MSCI USA Size Factor ETF (Formerly, iShares Edge MSCI USA Size Factor ETF), iShares MSCI USA Small-Cap Min Vol Factor ETF (Formerly, iShares Edge MSCI Min Vol USA Small-Cap ETF), iShares MSCI USA Small-Cap Multifactor ETF (Formerly, iShares Edge MSCI Multifactor USA Small-Cap ETF), iShares MSCI USA Value Factor ETF (Formerly, iShares Edge MSCI USA Value Factor ETF), iShares Robotics and Artificial Intelligence Multisector ETF, iShares Self-Driving EV and Tech ETF, iShares U.S. Tech Breakthrough Multisector ETF and iShares Virtual Work and Life Multisector ETF;

2.            Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.            Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.            The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)            Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)            Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)            Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)            Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.            The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)            All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)            Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	October 01, 2021	/s/ Trent Walker	Treasurer and Chief Financial Officer (Principal Financial Officer)
		Trent Walker [Signature]	[Title]